Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2025

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Assets:
Cash and cash equivalents	$484,238	$484,808	$793,020	$432,151	$530,865
Investment securities	849,226	711,906	615,663	595,626	478,064
Loans held for sale	40,206	36,802	41,265	32,387	34,407
Loans	5,281,374	5,373,020	5,289,793	5,439,466	5,296,917
Allowance for credit losses	(79,865)	(81,760)	(106,303)	(91,978)	(82,158)
Loans, net	5,201,509	5,291,260	5,183,490	5,347,488	5,214,759
Federal Home Loan Bank ("FHLB") stock, at cost	25,849	24,568	26,748	24,478	23,981
Premises and equipment, net	37,884	36,651	31,996	32,309	33,007
Right-of-use assets	32,804	34,327	35,857	36,182	35,897
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,246	1,054	1,107	1,160	1,212
Bank owned life insurance ("BOLI")	109,773	108,738	107,918	107,125	106,288
Other assets and accrued interest receivable	191,668	200,287	197,975	197,245	193,474
Total assets	$7,014,919	$6,970,917	$7,075,555	$6,846,667	$6,692,470

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,239,023	$1,223,016	$1,375,234	$1,207,764	$1,260,086
Interest-bearing	4,099,322	4,094,223	4,030,658	4,002,782	3,841,610
Total deposits	5,338,345	5,317,239	5,405,892	5,210,546	5,101,696

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	74,522	72,103	89,718	103,318	79,383
Operating lease liabilities	33,833	35,335	36,831	37,121	36,797
Federal Home Loan Bank advances	375,000	370,000	370,000	395,000	370,000
Other liabilities and accrued interest payable	108,699	116,134	139,025	108,653	124,889
Total liabilities	5,930,399	5,910,811	6,041,466	5,854,638	5,712,765

Stockholders' equity	1,084,520	1,060,106	1,034,089	992,029	979,705
Total liabilities and stockholders' equity	$7,014,919	$6,970,917	$7,075,555	$6,846,667	$6,692,470

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$476,681	$622,909	$516,785	$583,672	$457,797	$538,644	$435,189
Investment securities, including FHLB stock	806,304	686,223	619,525	594,567	593,449	704,701	665,151
Loans, including loans held for sale	5,281,369	5,318,666	5,497,968	5,313,234	5,261,173	5,365,207	5,325,841
Total interest-earning assets	6,564,354	6,627,798	6,634,278	6,491,473	6,312,419	6,608,552	6,426,181

Allowance for credit losses	(81,196)	(105,726)	(102,271)	(82,301)	(81,567)	(96,320)	(95,352)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	82,616	125,098	389,994	93,927	82,969	198,110	155,169
Premises and equipment, net	37,557	33,250	32,513	32,933	33,319	34,458	33,553
Bank owned life insurance	109,381	108,416	107,599	106,814	105,974	108,472	105,138
Other assets	279,166	273,195	273,643	257,780	258,704	275,358	254,126

Total assets	$6,991,878	$7,062,031	$7,335,756	$6,900,626	$6,711,818	$7,128,630	$6,878,815

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,078,925	$4,081,209	$4,041,991	$3,921,291	$3,820,078	$4,067,511	$3,890,796
SSUARs and other short-term borrowings	73,135	87,760	108,760	142,007	73,660	89,755	88,140
Federal Home Loan Bank advances	372,283	370,000	520,778	370,780	387,989	420,476	409,854
Total interest-bearing liabilities	4,524,343	4,538,969	4,671,529	4,434,078	4,281,727	4,577,742	4,388,790

Noninterest-bearing liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	1,254,609	1,323,622	1,491,084	1,328,885	1,313,207	1,355,572	1,389,759
Other liabilities	131,269	143,941	150,299	140,228	140,761	141,767	145,883
Stockholders' equity	1,081,657	1,055,499	1,022,844	997,435	976,123	1,053,549	954,383

Total liabilities and stockholders’ equity	$6,991,878	$7,062,031	$7,335,756	$6,900,626	$6,711,818	$7,128,630	$6,878,815

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$476,681	$5,292	4.40%	$457,797	$6,172	5.36%
Investment securities, including FHLB stock (a)	806,304	8,272	4.07	593,449	4,780	3.20

RCS LOC products (b)	45,764	12,123	105.10	46,805	12,935	109.94
Other RPG loans	90,362	1,591	6.99	106,634	2,133	7.96
Outstanding Warehouse lines of credit	575,273	10,180	7.02	528,363	10,672	8.04
Traditional Bank loans (c)	4,569,970	65,781	5.71	4,579,371	64,854	5.63
Total loans (d)	5,281,369	89,675	6.74	5,261,173	90,594	6.85

Total interest-earning assets	6,564,354	103,239	6.24	6,312,419	101,546	6.40

Allowance for credit losses	(81,196)			(81,567)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	82,616			82,969
Premises and equipment, net	37,557			33,319
Bank owned life insurance	109,381			105,974
Other assets (a)	279,166			258,704
Total assets	$6,991,878			$6,711,818

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,667,600	$2,600	0.62%	$1,754,355	$5,882	1.33%
Money market accounts	1,490,557	10,969	2.92	1,215,354	10,770	3.53
Time deposits	463,657	4,363	3.73	390,413	3,952	4.03
Reciprocal money market and time deposits	334,939	2,763	3.27	372,725	4,030	4.30
Brokered deposits	122,172	1,399	4.54	87,231	1,168	5.33

Total interest-bearing deposits	4,078,925	22,094	2.15	3,820,078	25,802	2.69

SSUARs and other short-term borrowings	73,135	116	0.63	73,660	141	0.76
Federal Home Loan Bank advances	372,283	4,059	4.33	387,989	4,298	4.41

Total interest-bearing liabilities	4,524,343	26,269	2.30	4,281,727	30,241	2.81

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,254,609			1,313,207
Other liabilities	131,269			140,761
Stockholders’ equity	1,081,657			976,123
Total liabilities and stockholders’ equity	$6,991,878			$6,711,818

Net interest income		$76,970			$71,305

Net interest spread			3.94%			3.59%

Net interest margin			4.65%			4.49%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for TRS Refund Advances and RCS LOC products is composed entirely of loan fees.
(c)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees, and costs.
(d)	See Footnote 1 for detail of loan fees by reporting segment.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024

Total interest income (1)	$103,239	$102,203	$129,838	$103,108	$101,546	$335,280	$329,878
Total interest expense	26,269	26,001	27,150	27,714	30,241	79,420	93,118
Net interest income	76,970	76,202	102,688	75,394	71,305	255,860	236,760

Provision (2)	2,023	1,823	17,672	12,951	5,660	21,518	41,425

Noninterest income:
Service charges on deposit accounts	3,646	3,505	3,460	3,654	3,693	10,611	10,532
Net refund transfer fees	1,117	2,567	13,893	143	582	17,577	15,213
Mortgage banking income (3)	2,064	1,896	1,821	1,454	2,062	5,781	3,984
Interchange fee income	3,030	3,200	3,077	3,173	3,286	9,307	9,794
Program fees (3)	4,888	4,451	3,822	4,279	4,962	13,161	13,539
Increase in cash surrender value of BOLI	1,035	821	793	836	826	2,649	2,372
Net losses on OREO	(52)	(53)	(53)	(52)	(53)	(158)	(154)
Gain on sale of Visa Class B-1 shares	—	—	4,090	—	—	4,090	—
Other (3)	840	1,257	2,251	631	1,455	4,348	3,252
Total noninterest income	16,568	17,644	33,154	14,118	16,813	67,366	58,532

Noninterest expense:
Salaries and employee benefits	31,027	30,801	31,069	30,999	28,792	92,897	87,651
Technology, equipment, and communication	8,710	8,684	8,643	8,316	7,544	26,037	22,374
Occupancy	3,547	3,391	3,564	3,401	3,224	10,502	10,455
Marketing and development	2,668	1,243	1,387	2,827	1,983	5,298	6,612
FDIC insurance expense	763	731	819	728	764	2,313	2,284
Interchange related expense	1,640	1,488	1,636	1,595	1,540	4,764	4,250
Legal and professional fees	1,100	666	1,118	794	870	2,884	2,695
Core conversion and contract consulting fees	97	182	5,714	—	—	5,993	—
Merger expense	—	—	—	—	—	—	41
Other (2)	4,201	4,447	4,258	4,851	3,892	12,906	12,852
Total noninterest expense	53,753	51,633	58,208	53,511	48,609	163,594	149,214

Income before income tax expense	37,762	40,390	59,962	23,050	33,849	138,114	104,653
Income tax expense	8,018	8,906	12,694	4,034	7,306	29,618	22,298

Net income	$29,744	$31,484	$47,268	$19,016	$26,543	$108,496	$82,355

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024
Per Share Data:

Basic weighted average shares outstanding	19,733	19,721	19,711	19,672	19,654	19,734	19,637
Diluted weighted average shares outstanding	19,791	19,784	19,797	19,778	19,735	19,803	19,709

Period-end shares outstanding:
Class A Common Stock	17,387	17,378	17,368	17,298	17,293	17,387	17,293
Class B Common Stock	2,149	2,149	2,150	2,150	2,150	2,149	2,150

Book value per share (4)	$55.51	$54.29	$52.98	$51.01	$50.39	$55.51	$50.39
Tangible book value per share (4)	53.01	51.78	50.46	48.47	47.84	53.01	47.84

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.53	$1.62	$2.43	$0.99	$1.37	$5.57	$4.25
Basic EPS - Class B Common Stock	1.39	1.47	2.21	0.89	1.25	5.07	3.87
Diluted EPS - Class A Common Stock	1.52	1.61	2.42	0.98	1.37	5.55	4.24
Diluted EPS - Class B Common Stock	1.39	1.47	2.20	0.89	1.24	5.05	3.85

Cash dividends declared per Common share:
Class A Common Stock	$0.451	$0.451	$0.451	$0.407	$0.407	$1.353	$1.221
Class B Common Stock	0.410	0.410	0.410	0.370	0.370	1.230	1.110

Performance Ratios:

Return on average assets	1.69%	1.79%	2.61%	1.10%	1.58%	2.03%	1.60%
Return on average equity	10.91	11.96	18.74	7.63	10.88	13.77	11.53
Efficiency ratio (5)	57.4	55.0	40.3	59.8	55.2	49.7	50.5
Yield on average interest-earning assets (1)	6.24	6.19	7.94	6.32	6.40	6.78	6.86
Cost of average interest-bearing liabilities	2.30	2.30	2.36	2.49	2.81	2.32	2.83
Cost of average deposits (6)	1.64	1.62	1.57	1.79	2.01	1.61	1.99
Net interest spread (1)	3.94	3.89	5.58	3.83	3.59	4.46	4.03
Net interest margin - Total Company (1)	4.65	4.61	6.28	4.62	4.49	5.18	4.92
Net interest margin - Core Bank (1)	3.78	3.72	3.70	3.64	3.53	3.73	3.43

Other Information:

End of period FTEs (7) - Total Company	978	974	981	989	992	978	992
End of period FTEs (7) - Core Bank	918	917	923	933	935	918	935
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Loan Composition:

Traditional Banking:
Residential real estate:
Owner-occupied	$1,044,737	$1,031,898	$1,025,461	$1,032,459	$1,046,385
Nonowner-occupied	291,373	303,357	311,955	318,096	326,273
Commercial real estate	1,766,616	1,789,043	1,806,760	1,813,177	1,813,303
Construction & land development	246,065	258,817	238,562	244,121	247,730
Commercial & industrial	488,786	481,219	482,955	460,245	437,911
Lease financing receivables	96,605	96,547	93,159	93,304	89,653
Aircraft	202,742	211,910	219,292	226,179	235,327
Home equity	399,691	387,599	365,631	353,441	341,204
Consumer:
Credit cards	10,787	10,315	11,136	16,464	16,762
Overdrafts	881	826	779	982	827
Automobile loans	813	916	1,031	1,156	1,340
Other consumer	9,210	9,705	9,638	9,555	10,181
Total Traditional Banking	4,558,306	4,582,152	4,566,359	4,569,179	4,566,896
Warehouse lines of credit	609,826	671,773	569,502	550,760	595,163
Total Core Banking	5,168,132	5,253,925	5,135,861	5,119,939	5,162,059

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	—	30,344	138,614	—
Other TRS commercial & industrial loans	292	95	5,841	52,180	302
Republic Credit Solutions	112,950	119,000	117,747	128,733	134,556
Total Republic Processing Group	113,242	119,095	153,932	319,527	134,858

Total Loans - Total Company	$5,281,374	$5,373,020	$5,289,793	$5,439,466	$5,296,917

Allowance for Credit Losses on Loans ("Allowance"):

Traditional Banking	$58,479	$59,055	$58,851	$59,756	$59,549
Warehouse Lending	1,522	1,676	1,421	1,374	1,486
Total Core Banking	60,001	60,731	60,272	61,130	61,035

Tax Refund Solutions	1	—	25,981	9,861	1
Republic Credit Solutions	19,863	21,029	20,050	20,987	21,122
Total Republic Processing Group	19,864	21,029	46,031	30,848	21,123

Total Allowance - Total Company	$79,865	$81,760	$106,303	$91,978	$82,158

Allowance to Total Loans:

Traditional Banking	1.28%	1.29%	1.29%	1.31%	1.30%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.16	1.16	1.17	1.19	1.18

Tax Refund Solutions	0.34	—	71.80	5.17	0.33
Republic Credit Solutions	17.59	17.67	17.03	16.30	15.70
Total Republic Processing Group	17.54	17.66	29.90	9.65	15.66

Total Company	1.51	1.52	2.01	1.69	1.55

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$21,572	$21,537	$22,730	$22,619	$19,381	$21,572	$19,381
Loans past due 90-days-or-more and still on accrual	137	105	120	141	164	137	164
Total nonperforming loans	21,709	21,642	22,850	22,760	19,545	21,709	19,545
OREO	1,246	1,054	1,107	1,160	1,212	1,246	1,212
Total nonperforming assets	$22,955	$22,696	$23,957	$23,920	$20,757	$22,955	$20,757

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$21,572	$21,537	$22,730	$22,619	$19,381	$21,572	$19,381
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	21,572	21,537	22,730	22,619	19,381	21,572	19,381
OREO	1,246	1,054	1,107	1,160	1,212	1,246	1,212
Total nonperforming assets	$22,818	$22,591	$23,837	$23,779	$20,593	$22,818	$20,593

Delinquent Loans:
Core Bank	$10,691	$9,953	$9,031	$10,185	$10,048	$10,691	$10,048
RPG	8,691	9,133	8,282	10,304	10,902	8,691	10,902
Total delinquent loans - Total Company	$19,382	$19,086	$17,313	$20,489	$20,950	$19,382	$20,950

NCOs (Recoveries) by Segment:
Traditional Bank	$251	$313	$136	$277	$1,804	$700	$2,216
Warehouse Lending	—	—	—	—	—	—	—
Core Bank	251	313	136	277	1,804	700	2,216
Tax Refund Solutions	(1,468)	22,049	(693)	(2,159)	(2,311)	19,888	26,271
Republic Credit Solutions	5,135	4,004	3,904	5,018	4,695	13,043	12,915
RPG	3,667	26,053	3,211	2,859	2,384	32,931	39,186
Total NCOs (recoveries) - Total Company	$3,918	$26,366	$3,347	$3,136	$4,188	$33,631	$41,402

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.41%	0.40%	0.43%	0.42%	0.37%	0.41%	0.37%
Nonperforming assets to total loans (including OREO)	0.43	0.42	0.45	0.44	0.39	0.43	0.39
Nonperforming assets to total assets	0.33	0.33	0.34	0.35	0.31	0.33	0.31
Allowance for credit losses to total loans	1.51	1.52	2.01	1.69	1.55	1.51	1.55
Allowance for credit losses to nonperforming loans	368	378	465	404	420	368	420
Delinquent loans to total loans (8)	0.37	0.36	0.33	0.38	0.40	0.37	0.40
Annualized NCOs (recoveries) to average loans	0.29	1.99	0.24	0.24	0.32	0.84	1.04

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.42%	0.41%	0.44%	0.44%	0.38%	0.42%	0.38%
Nonperforming assets to total loans (including OREO)	0.44	0.43	0.46	0.46	0.40	0.44	0.40
Nonperforming assets to total assets	0.35	0.35	0.37	0.39	0.33	0.35	0.33
Allowance for credit losses to total loans	1.16	1.16	1.17	1.19	1.18	1.16	1.18
Allowance for credit losses to nonperforming loans	278	282	265	270	315	278	315
Delinquent loans to total loans (8)	0.21	0.19	0.18	0.20	0.19	0.21	0.19
Annualized NCOs (recoveries) to average loans	0.02	0.02	0.01	0.02	0.14	0.02	0.06

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$—	$—	$662,556	$138,614	$—	$662,556	$771,091
Net (credit) charge to the Provision for RAs and ERAs	(1,454)	(3,934)	15,335	7,637	(2,311)	9,947	22,249
RAs and ERAs NCOs (recoveries)	(1,454)	21,885	(691)	(2,156)	(2,311)	19,740	26,178

Republic Bancorp, Inc.

Earnings Release

Financial Supplement

Third Quarter 2025 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker (“CODM”), who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2025, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The Company’s Executive Chair and Chief Executive Officer serve as the Company’s CODM. Income (loss) before income tax expense is the reportable measure of segment profit or loss that the CODM regularly reviews and uses to allocate resources and assess performance.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s most recent Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

Segment information for the quarters and nine months ended September 30, 2025, and 2024 follows:

	Three Months Ended September 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$57,424	$3,805	$61,229	$280	$3,193	$12,268	$15,741	$76,970

Provision for expected credit loss expense	(325)	(154)	(479)	(1,467)	—	3,969	2,502	2,023

Net refund transfer fees	—	—	—	1,117	—	—	1,117	1,117
Mortgage banking income	2,064	—	2,064	—	—	—	—	2,064
Program fees	—	—	—	—	781	4,107	4,888	4,888
Other noninterest income	8,438	21	8,459	38	1	1	40	8,499
Total noninterest income	10,502	21	10,523	1,155	782	4,108	6,045	16,568

Total noninterest expense	46,194	945	47,139	2,348	1,105	3,161	6,614	53,753

Income before income tax expense	22,057	3,035	25,092	554	2,870	9,246	12,670	37,762
Income tax expense	4,591	684	5,275	95	624	2,024	2,743	8,018

Net income	$17,466	$2,351	$19,817	$459	$2,246	$7,222	$9,927	$29,744

Period-end assets	$5,952,561	$610,155	$6,562,716	$22,673	$310,220	$119,310	$452,203	$7,014,919

Net interest margin	3.89%	2.62%	3.78%	NM	4.06%	NM	NM	4.65%

Net-revenue concentration*	72%	4%	76%	2%	4%	18%	24%	100%

	Three Months Ended September 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$51,023	$3,580	$54,603	$440	$2,783	$13,479	$16,702	$71,305

Provision for expected credit loss expense	1,489	116	1,605	(2,310)	—	6,365	4,055	5,660

Net refund transfer fees	—	—	—	582	—	—	582	582
Mortgage banking income	2,062	—	2,062	—	—	—	—	2,062
Program fees	—	—	—	—	786	4,176	4,962	4,962
Other noninterest income	9,016	16	9,032	27	147	1	175	9,207
Total noninterest income	11,078	16	11,094	609	933	4,177	5,719	16,813

Total noninterest expense	41,266	889	42,155	2,251	947	3,256	6,454	48,609

Income before income tax expense	19,346	2,591	21,937	1,108	2,769	8,035	11,912	33,849
Income tax expense	4,189	584	4,773	189	595	1,749	2,533	7,306

Net income	$15,157	$2,007	$17,164	$919	$2,174	$6,286	$9,379	$26,543

Period-end assets	$5,559,357	$595,624	$6,154,981	$26,503	$367,857	$143,129	$537,489	$6,692,470

Net interest margin	3.61%	2.70%	3.53%	NM	4.91%	NM	NM	4.49%

Net-revenue concentration*	71%	4%	75%	1%	4%	20%	25%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

	Nine Months Ended September 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$167,125	$10,382	$177,507	$30,154	$10,750	$37,449	$78,353	$255,860

Provision for expected credit loss expense	(577)	148	(429)	10,028	—	11,919	21,947	21,518

Net refund transfer fees	—	—	—	17,577	—	—	17,577	17,577
Mortgage banking income	5,781	—	5,781	—	—	—	—	5,781
Program fees	—	—	—	—	2,283	10,878	13,161	13,161
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—	—	—	4,090
Other noninterest income	26,441	64	26,505	248	2	2	252	26,757
Total noninterest income	36,312	64	36,376	17,825	2,285	10,880	30,990	67,366

Total noninterest expense	140,733	2,768	143,501	8,075	3,344	8,674	20,093	163,594

Income before income tax expense	63,281	7,530	70,811	29,876	9,691	27,736	67,303	138,114
Income tax expense	13,247	1,697	14,944	6,494	2,109	6,071	14,674	29,618

Net income	$50,034	$5,833	$55,867	$23,382	$7,582	$21,665	$52,629	$108,496

Period-end assets	$5,952,561	$610,155	$6,562,716	$22,673	$310,220	$119,310	$452,203	$7,014,919

Net interest margin	3.84%	2.60%	3.73%	NM	4.31%	NM	NM	5.18%

Net-revenue concentration*	63%	3%	66%	15%	4%	15%	34%	100%

	Nine Months Ended September 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$149,197	$8,751	$157,948	$32,173	$9,221	$37,418	$78,812	$236,760

Provision for expected credit loss expense	2,762	639	3,401	22,282	—	15,742	38,024	41,425

Net refund transfer fees	—	—	—	15,213	—	—	15,213	15,213
Mortgage banking income	3,984	—	3,984	—	—	—	—	3,984
Program fees	—	—	—	—	2,319	11,220	13,539	13,539
Other noninterest income	25,437	42	25,479	165	149	3	317	25,796
Total noninterest income	29,421	42	29,463	15,378	2,468	11,223	29,069	58,532

Total noninterest expense	124,372	2,694	127,066	8,787	2,919	10,442	22,148	149,214

Income before income tax expense	51,484	5,460	56,944	16,482	8,770	22,457	47,709	104,653
Income tax expense	10,417	1,231	11,648	3,699	1,930	5,021	10,650	22,298

Net income	$41,067	$4,229	$45,296	$12,783	$6,840	$17,436	$37,059	$82,355

Period-end assets	$5,559,357	$595,624	$6,154,981	$26,503	$367,857	$143,129	$537,489	$6,692,470

Net interest margin	3.49%	2.64%	3.43%	NM	5.01%	NM	NM	4.92%

Net-revenue concentration*	61%	3%	64%	16%	4%	16%	36%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2025 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024

Traditional Banking	$1,393	$1,367	$1,291	$1,161	$1,518	$4,051	$4,165
Warehouse Lending	364	369	310	308	392	1,043	977
Total Core Bank	1,757	1,736	1,601	1,469	1,910	5,094	5,142
TRS	17	25	33,675	2,605	42	33,717	36,669
RCS	12,123	12,434	12,237	12,569	12,935	36,794	35,579
Total RPG	12,140	12,459	45,912	15,174	12,977	70,511	72,248

Total loan fees - Total Company	$13,897	$14,195	$47,513	$16,643	$14,887	$75,605	$77,390

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans originated with the intent to sell are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans originated with the intent to sell are originated and sold through the RCS segment. During the first quarter of 2025, the Traditional Banking segment entered into an agreement to sell $5 million of consumer credit cards. As a result, these loans were transferred from held for investment to held for sale. Gains on sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on sale of RCS consumer loans are recorded as a component of “Program Fees.” The gain on the sale of the consumer credit cards was recorded as a component of “Other” noninterest income during the second quarter of 2025.

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024

Mortgage Loans Held for Sale

Balance, beginning of period	$8,850	$9,140	$8,312	$8,526	$9,703	$8,312	$3,227
Originations	59,494	51,788	41,233	50,065	57,142	152,515	136,894
Transferred from held for investment to held for sale	—	—	—	—	—	—	68,173
Proceeds from sales	(54,716)	(53,561)	(41,816)	(51,724)	(59,732)	(150,093)	(202,198)
Net gain on sale	1,710	1,483	1,411	1,445	1,413	4,604	2,430
Balance, end of period	$15,338	$8,850	$9,140	$8,312	$8,526	$15,338	$8,526

Consumer Loans Held for Sale

Balance, beginning of period	$27,952	$32,125	$24,075	$25,881	$32,201	$24,075	$24,008
Originations	271,718	321,127	266,651	290,881	350,413	859,496	940,901
Transferred from held for investment to held for sale	—	—	4,977	—	—	4,977	—
Proceeds from sales	(278,908)	(329,345)	(266,633)	(296,163)	(360,910)	(874,886)	(950,249)
Net gain on sale	4,106	4,045	3,055	3,476	4,177	11,206	11,221
Balance, end of period	$24,868	$27,952	$32,125	$24,075	$25,881	$24,868	$25,881

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024

Total stockholders' equity - GAAP (a)	$1,084,520	$1,060,106	$1,034,089	$992,029	$979,705
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,798	6,840	6,875	6,975	7,052
Less: Core deposit intangible	1,637	1,739	1,841	1,957	2,072
Tangible stockholders' equity - Non-GAAP (c)	$1,035,569	$1,011,011	$984,857	$942,581	$930,065

Total assets - GAAP (b)	$7,014,919	$6,970,917	$7,075,555	$6,846,667	$6,692,470
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,798	6,840	6,875	6,975	7,052
Less: Core deposit intangible	1,637	1,739	1,841	1,957	2,072
Tangible assets - Non-GAAP (d)	$6,965,968	$6,921,822	$7,026,323	$6,797,219	$6,642,830

Total stockholders' equity to total assets - GAAP (a/b)	15.46%	15.21%	14.61%	14.49%	14.64%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	14.87%	14.61%	14.02%	13.87%	14.00%

Number of shares outstanding (e)	19,536	19,527	19,518	19,448	19,443

Book value per share - GAAP (a/e)	$55.51	$54.29	$52.98	$51.01	$50.39
Tangible book value per share - Non-GAAP (c/e)	53.01	51.78	50.46	48.47	47.84

(5)	The efficiency ratio equals total noninterest expense divided by the sum of net interest income and noninterest income. The adjusted efficiency ratio, a non-GAAP measure with no GAAP comparable, excludes notable nonrecurring revenues and expenses related to the gain on the sale of Visa Class B-1 shares, gain on sale of consumer credit cards, insurance proceeds, expenses related to the Bank’s planned core system conversion, as well as merger expenses.

	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024

Net interest income - GAAP (a)	$76,970	$76,202	$102,688	$75,394	$71,305	$255,860	$236,760
Noninterest income - GAAP (b)	16,568	17,644	33,154	14,118	16,813	67,366	58,532
Total net revenue - GAAP (c)	$93,538	$93,846	$135,842	$89,512	$88,118	$323,226	$295,292
Less: Gain on sale of Visa Class B-1 shares	—	—	4,090	—	—	4,090	—
Less: Gain on sale of consumer credit card portfolio	—	328	—	—	—	328	—
Less: Insurance proceeds	—	—	1,571	—	—	1,571	—
Total adjusted income - Non-GAAP (e)	$93,538	$93,518	$130,181	$89,512	$88,118	$317,237	$295,292

Noninterest expense - GAAP (d)	$53,753	$51,633	$58,208	$53,511	$48,609	$163,594	$149,214
Less: Expenses related to CBank acquisition	—	—	—	—	—	—	41
Less: Core conversion & contract consulting fees	97	182	5,714	—	—	5,993	—
Adjusted noninterest expense - Non-GAAP (f)	$53,656	$51,451	$52,494	$53,511	$48,609	$157,601	$149,173

Efficiency Ratio - GAAP-derived (d/c)	57.5%	55.0%	42.8%	59.8%	55.2%	50.6%	50.5%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	57.4%	55.0%	40.3%	59.8%	55.2%	49.7%	50.5%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of September 30, 2025, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2025 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628